EXHIBIT 99.1

Welcome to TESSCO

- How it is done

TESSCO
making wireless work

NASDAQ: TESS
- Overview
- Systems supported
- Products provided
- Organizations served
- Value delivered
- Transition from Major 3PL Relationship
- Results
- Goals & Foundation
19.March.2013
TESSCO Technologies Incorporated
11126 McCormick Road
Hunt Valley, Maryland USA 21031

NASDAQ: TESS

Certain statements made by us during this presentation are forward-looking statements within the meaning of federal securities laws. TESSCO’s actual results may differ materially from those discussed in any forward-looking statement.
Additional information concerning factors that may cause such a difference can be found in TESSCO's public disclosure, including TESSCO's most recent report on
Form 10-K, as well as prior and subsequently filed reports.
Robert Barnhill
Founder, Chairman & Chief
Executive Officer
410.229.1353
Barnhill@tessco.com
Aric Spitulnik
Vice President,
Principal Accounting Officer &
Controller
410.229.1419
Spitulnik@tessco.com
Forward-Looking Statements

NASDAQ: TESS
Your Total Source
For Making Wireless Work
For 31 years,
TESSCO has been the vital link to the
solutions, products, services and support
for the organizations that build,
maintain, use and resell wireless.

NASDAQ: TESS
• Serves 20,000 different customers quarterly
• Supplies 51,000 products from 390 manufacturers
• Delivers 6,000 orders per day
• Processes over 1.5 Million Orders Annually
• 99.9% On Time Delivery
• 99.8% Order Accuracy
• 24/7/365 Emergency Response
• TL 9000 Certification; ISO 9001:2008

TESSCO At a Glance
Marketing Innovation - Operational Excellence
Delivering what you need, when and where you need it.
®

Millions
500
450
400
350
300
250
200
150
100
50
0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Mobile Wireless Broadband Users
Broadband Households

TESSCO
making wireless work

NASDAQ: TESS
5
Source: Industry Reports

Internet Access is Now Wireless

Access Lines in Millions
350.0
300.0
250.0
200.0
150.0
100.0
50.0
-
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Wired
Non-Wired

TESSCO
making wireless work

NASDAQ: TESS
6
Source: Industry
Reports
Telco Access Lines Are Now Wireless

US Data Revenues of Top 4 Carriers

200000
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
USD Millions
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
SPRINT
VERIZON
ATT
T-MOBILE

TESSCO
making wireless work

NASDAQ: TESS

Demand for Wireless Broadband Explodes

TESSCO
Why
Customers
Systems
Products
Account
Help
See how TESSCO is *Your Total Source*® for building, using and maintaining wireless broadband voice, data and video systems:
TWO-WAY & CRITICAL COMMUNICATIONS
INDOOR BROADBAND NETWORKS
OUTDOOR WIRELESS INFRASTRUCTURE
MOBILE DEVICE SUPPORT
REMOTE MONITORING & CONTROL
MAINTENANCE, REPAIR & ASSEMBLY
ENHANCED CELLULAR COVERAGE & CAPACITY
OUTDOOR BROADBAND NETWORKS

TESSCO
making wireless work

NASDAQ: TESS

NASDAQ: TESS
The convergence of wireless and the Internet is creating opportunities to revolutionize the way we live, work & play.
Organizations are exploiting these opportunities by deploying new and diverse wireless systems.
TESSCO is there.
Your Total Source® for building, using and maintaining wireless broadband systems.

NASDAQ: TESS

Outdoor Wireless Infrastructure
• Tower
• Rooftop
• Remote
Today, TESSCO provides the end-to-end solutions for the organizations & people that build, use, & maintain …

NASDAQ: TESS

Outdoor Broadband Networks
Today, TESSCO provides the end-to-end solutions for the organizations & people that build, use, & maintain …
• Wireless Backhaul
• Leased Line
 Replacement
• Rural Broadband
• Campus
• Cellular

NASDAQ: TESS

Indoor Broadband Networks
• Wi-Fi
• Local Area
 Networks
Today, TESSCO provides the end-to-end solutions for the organizations & people that build, use, & maintain …

NASDAQ: TESS

Enhanced Cellular Coverage & Capacity Systems
• Indoor
• Outdoor
Today, TESSCO provides the end-to-end solutions for the organizations & people that build, use, & maintain …

NASDAQ: TESS

Remote Monitoring & Control Systems
• Positive Train
 Control
• Smart Grid
• Video Surveillance
• Network Operations
Today, TESSCO provides the end-to-end solutions for the organizations & people that build, use, & maintain …

NASDAQ: TESS

Two-Way & Critical Communications
• Interoperability
• Disaster Recovery
• In-Vehicle
Today, TESSCO provides the end-to-end solutions for the organizations & people that build, use, & maintain …

NASDAQ: TESS

Mobile Devices
• Feature Phones
• Smart Phones
• Tablets
Today, TESSCO provides the end-to-end solutions for the organizations & people that use, support & sell …

NASDAQ: TESS

Maintenance, Repair & Assembly Operations
• Shop
• Vehicle
• Factory
• Technician
Today, TESSCO provides the end-to-end solutions for the organizations & people that are responsible for …

- Base Station Antennas

COMMSCOPE RFS TERRAWAVE RF

TESSCO
making wireless work

NASDAQ: TESS

Offering the Products to Build the Solution
Base Station
Infrastructure
• Towers & Site Hardware
• Enclosures & Cable Management
• Grounding & Arrestors
• Cable, Connectors & Jumpers
• Power Systems
• Mobile Antennas & Amplifiers
• Vehicle Mounts
41% of Trailing 12 Month Core Revenues

GAS DEL
FG-173

- **Two-Way Radios**

Cambium Networks redline communications BridgeWave DragonWave

TESSCO
making wireless work

NASDAQ: TESS

Network Systems
• Broadband Radios
• Distributed Antenna Systems
• Bidirectional Amplifiers
• Network Equipment
• Physical Security
15% of Trailing 12 Month Core Revenues
(including Training & Services)
Offering the Products to Build the Solution

- Corded Headsets

ventev innovations speck CASE-MATE Otter

TESSCO
making wireless work

NASDAQ: TESS

Mobile Devices
& Accessories
• Batteries & Chargers
• Cases & Protection
• Memory & Data
• Car Kits & Mounts
• Bluetooth-Enabled Devices
• Audio & Music Accessories
35% of Trailing 12 Month Core Revenues
Offering the Products to Build the Solution

- Safety Equipment & Supplies

3M JDSU GREENLEE Agilent Technologies

TESSCO
making wireless work

NASDAQ: TESS

Installation, Test
& Maintenance
• Test Equipment
• Tools
• Installation & Shop Supplies
9% of Trailing 12 Month Core Revenues
Offering the Products to Build the Solution

- **Merchandising & Sales**

GIGAWAVE CITCA kaelus DTS

TESSCO
making wireless work

NASDAQ: TESS

Training & Services
• Cisco Wireless Certification
• RF & Broadband
• IT & Data Network
• Safety
• Disaster Recovery
Offering the Services to Build the Solution

ventev®
innovations

ventev®

TERRAWAVE SOLUTIONS.

wireless SOLUTIONS

TESSCO
making wireless work

NASDAQ: TESS

Filling unmet market needs.
Designed and manufactured by Ventev - a division of TESSCO.
TESSCO Proprietary Products
• Mobility & User Devices
 & Accessories
• Power Systems
• Turnkey integrated systems
• WiFi Enclosures
• WiFi Antennas
• Cable assemblies
• Base Site Infrastructure
• Mobile Device Accessories
• Tools & Supplies
12% of Trailing 12 Month Core Revenues
Customer Satisfaction - Strategic Strength - Higher Margins

ventev – Mobile Device Accessories

Cases & Protection
Portable Power-Chargers
Power-Charge Hubs
Sync/Charge Cables
Headsets

NASDAQ: TESS

23

TESSCO
making wireless work

ventev – Network Infrastructure

TESSCO
Dark Territory
Switch Monitoring System
Fully Integrated Positive Train Control Solution
PTC Compliance Just Got Easier, Faster & More Economical

Wi-Fi Antennas &
Enclosures
Cables
Power Systems
Base Station
Infrastructure

NASDAQ: TESS

24

TESSCO
making wireless work

Clearwire

at&t

verizon

Sprint

TESSCO

making wireless work

NASDAQ: TESS

• Carriers
• Program Managers
 & Contractors
• Wireless Internet
 Service Providers
• Tower Owners
Customers and Potential Customers…
Public Network Organizations
18% of Trailing 12 Month
Core Revenues

NASDAQ: TESS

• State & Local
• Federal
• General Contractors
Customers and Potential Customers…
Government

NASDAQ: TESS

• Manufacturers
• Oil & Gas Pipeline
• Enterprise
• Utilities
• Transportation
• Mining
• Engineers
 & Technicians
Customers and Potential Customers…
Self Maintained Users
24% of Trailing 12 Month Core
Revenues (includes Government)

DAY WIRELESS SYSTEMS

Communications Electronics

BEARCOM

TESSCO

making wireless work

NASDAQ: TESS

• Two-Way Dealers
• Network VARs
Customers and Potential Customers…
Value-Added Resellers
26% of Trailing 12 Month
Core Revenues

RadioShack.

GameStop hhgregg Sprint

TESSCO
making wireless work

NASDAQ: TESS

• Carriers stores
• Independent
 Carrier Agents
• Retailers
• eTailers
Customers and Potential Customers…
Retail
32% of Trailing 12 Month
Core Revenues

ALLIANCE CORPORATION
THE POWER OF BEING CONNECTED

INGRAM MICRO

TALLEY

ANIXTER

KGP Logistics

Tech Data
The Difference in Distribution

Comstor

ScanSource INC.

WestconGroup

GraybaR
works to your advantage

SITE PRO 1

Wincomm

HUTTON
...your wireless product experts

SUPERIOR COMMUNICATIONS

TESSCO
making wireless work

NASDAQ: TESS
Manufacturers Direct
& “Habit”
Competitors

Wireless network,
infrastructure &
broadband products
& solutions
Communication &
security products,
electrical wire &
cable products,
& fasteners
Cisco networking,
collaboration, security
& data center
solutions
Electrical,
communications, data
networking &
security products
Commercial wireless
communications &
related equipment
Information
technology (IT)
products & supply
chain solutions
Supply chain,
deployment &
equipment
distribution services
Wholesale distributor
of specialty
technology products
Manufactures wireless
site components
Manufactures &
Markets OEM/brand
& ODM wireless
accessories
Distributes wireless
infrastructure,
communications &
mobile products
Engages in the
wholesale distribution
of technology products
Markets & distributes
network technology
solutions
Designs, develops, &
manufactures industrial
computer & embedded
computer products

NASDAQ: TESS
from a choice of
Products, Manufacturers & Brands
Linking
Configured
Value Proposition
The Vital Link to a Wireless World

Customers
With
Solutions

NASDAQ: TESS
Superior Channel of Distribution
TESSCO markets, supplies, supports, and sells manufacturer partners' products as part of a total customer solution to our broad, diverse and loyal customer base.
In-depth Inventory
TESSCO assures product availability of manufacturers’ when and where customers require.

Meaningful Partnership
TESSCO collaborates with manufacturer partners with continual improvement to build customer satisfaction, sales, productivity, low inventory and profits.
Broad Product Exposure & Demand Creation
TESSCO aggressively offers and presents product specifications, features and benefits, and markets in solutions or manufacturer based campaigns.
Lowest Total Value Chain Costs
TESSCO minimizes the total marketing - sales - inventory - fulfillment costs by providing the total system of knowledge, delivery, production planning, order entry, order processing, inventory holding, shipping, credit, collection and warranty costs.

Our Manufacturer Value Proposition

NASDAQ: TESS

KNOWLEDGE
Transforming information into the intelligence to
design, implement, and support your system.

CONFIGURATION & DESIGN
Architecting the end to end solutions ready for immediate
deployment to meet your requirements.
PROCUREMENT & DELIVERY
Delivering what you need, when and where you need it.®
CONTROL
Building certainty into your supply chain, from start to finish.
Our Customer Value Proposition
Assured Availability - Lowest Inventory - Lowest TOTAL Cost

Business Generation Engine

Interactive – Integrated System

Strategic Marketing
Delivering Demand,
Opportunity & Sales

iMARKETING
CUSTOMER
PRICING

Solutions Development & Product Management
Architecting the Product + Value Chain Solution

Market Development & Sales
Building Loyal Total Source® Customers

NASDAQ: TESS
34
TESSCO
making wireless work

NASDAQ: TESS

Internet - Data Based - One to One Marketing
• Presents a welcoming, personal and definitive place to learn and procure the products to build, use and maintain wireless, through the electronic KCDC (Knowledge, Configuration & Design,
Procure and Delivery and Control) system.
• Attracts & captures new customer & sales opportunities
and then directs one to one conversations to fulfill the
customers’ needs, build relationships and generate sales.
• Builds a prospects and customer data base consisting of
profiles of customers, individuals and opportunity.
• Allows customers - individuals to create a personalized
experience by defining their preferences and privileges.
• Provides the foundation for customer - individual
specific delivery of the value proposition and
marketing-sales campaigns.
• Presents product - price - availability confirmation
and enables productive order entry & delivery tracking.

Manufacturers
Manufacturer Supply Chain & Inventory Management
Configuration, Fulfillment & Delivery
Customer Finance & Receivables Management
Customers

TESSCO
making wireless work

NASDAQ: TESS

• Assuring product availability & return on
inventory
• Integrating product items into total solutions
• Delivering when and where required
• Assuring credit availability and payment
Configuration, Fulfillment & Delivery Engine

Transition from Major 3PL Relationship

History

- **Began as a high margin "merchant" model relationship 10 years ago**
  - Discovered and presented products to be offered in retail stores
  - Purchased product in bulk and packaged to customer's specification
  - Inventoried and delivered products at TESSCO established price

Transition

- **Began shifting 3 years ago from modified 3PL to full "fee for task" relationship**
  - Revenue volume soared… margins declined
  - Margins declined to single digit
  - Eventual exit from this business was expected & planned
- **Total variable facility and labor costs**
- **Little inventory & receivable risk**
- **Key team member talent redeployed to "core" business**
- **Minimal "end of life" costs**

NASDAQ: TESS

37

TESSCO making wireless work

NASDAQ: TESS
Future
• Supplying Ventev Products to the customer
• Continue selling their Independent Agents
• New future opportunities due to strong relationships with their Marketing,
 Supply Chain and Emerging Device Group
• 100% focus on our Your Total Source® business model
 - Broad and diverse customer base purchasing a broad and diverse product offering
 - Significantly higher margins
Transition from Major 3PL Relationship

NASDAQ: TESS
Strong earnings performance
• Fourth consecutive record earnings year
 - EPS of $2.03 vs. $1.27 in FY11
• Record revenues
 - $733 million vs. $605 million in FY11
 - 7% increase excluding major 3 PL relationship
Improved operating margins
• 3.7% op margin vs. 2.6% in FY11
Excellent cash flows and strong balance sheet
• $21.7 million cash flow from ops
• $18.2 million ending cash balance with no operating debt
Shareholder returns
• Quarterly dividend increased from $0.15 to $0.18 per share in Q4

Investor Highlights
Fiscal Year 2012

NASDAQ: TESS
Revenue Growth
• +10% Growth for nine months of revenue of $594 million
 - +12% growth excluding major 3 PL relationship
 - Major 3 PL up 3%
Strong operating margins
• 4.1% operating margin vs. 3.9% in FY12
Strong earnings performance
• Nine month EPS of $1.80 vs. $1.60 in first nine months of FY12
 - Q1 FY13 EPS of $0.51
 - Q2 FY13 EPS of $0.64 (previous record)
 - Q3 FY13 EPS of $0.65 (current record)
Solid cash position and strong balance sheet
• $2.6 million ending cash balance with no operating debt
Increasing shareholder returns
• Quarterly dividend of $0.18 per share
• Special dividend $0.75 per share paid in December

Financial Highlights
First Nine Months of Fiscal Year 2013
(ended December 2012)

Total Revenues

$ in millions
900
800
700
600
500
400
300
200
100
0
'10 – TTM CAGR: 15%
522
605
733
789
594
FY10
FY11
FY12
TTM
YTD FY13

FY10 – TTM Q3 '13

- Strong, organic growth
- +$267 M / +15% CAGR Revenue Growth

NASDAQ: TESS

41

TESSCO making wireless work

Revenues Excluding Major 3PL

$ in millions

600
500
400
300
200
100
0
'10–TTM CAGR: 12%
105
267
138
313
154
328
160
359
131
277
FY10
FY11
FY12
TTM
YTD FY13
Commercial
Retail

FY10 – TTM Q3 '13

- Strong, organic growth across both segments
- +$147 M / +12% CAGR Excl. Major 3PL
- +10% CAGR Commercial
- +15% CAGR Retail

NASDAQ: TESS

42

TESSCO making wireless work

EBITDA Per Share

$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
'10–TTM CAGR: 20%
$2.49
$2.59
$3.93
$4.25
FY10
FY11
FY12
TTM

FY10 – TTM Q3 '13

- EBITDA growth outpacing revenue growth
- Improving productivity of sales and support teams
- Better leverage of fixed cost basis

NASDAQ: TESS

43

TESSCO making wireless work

Diluted Earnings Per Share

$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
'10 – TTM CAGR: 24%
$1.19
$1.86
$2.03
$2.26
FY 10
FY 11
FY12
TTM

FY10 – TTM Q3 '13

- 4 consecutive years of record earnings
- Achieving guidance range would be 5th consecutive year

NASDAQ: TESS

44

TESSCO making wireless work

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Consistently strong core margins on continuing business
FY10
FY11
FY12
TTM
Total excluding major 3 PL
Major 3 PL
Total

TESSCO
making wireless work

NASDAQ: TESS

Gross Margins

$100
$75
$50
$25
$-
AR Balance
50
40
30
20
10
-
DSO
FY08
FY09
FY10
FY11
FY12
9 Months FY13
Ending AR
Days Sales Outstanding

TESSCO
making wireless work

NASDAQ: TESS

AR & Days Sales O/S
$ in millions

$80
$60
$40
$20
$-
Inventory Balance
12
8
4
-
Inventory Turns
FY08
FY09
FY10
FY11
FY12
9 Months FY13
Ending Inventory
Inventory Turns

TESSCO
making wireless work

NASDAQ: TESS

Inventory & Turns
$ in millions

1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
FY08
FY09
FY10
FY11
FY12
Bad Debt Expense as a % of Revenues
Inventory Reserve Expense as a % of Cost of Goods Sold

TESSCO
making wireless work

NASDAQ: TESS

Bad Debt & Inventory Reserves

NASDAQ: TESS
Annual EPS Guidance of $2.09-$2.15
• Compares to $2.03 in FY12 (current record EPS year)
• Based on YTD of $1.80, Q4 guidance is $0.29-$0.35
 - Q4 is our quarter most affected by seasonality
• Q4 total revenue projected at $148-160M
 - Excluding the major 3 PL relationship, revenue is a 5-12% increase
 - Major 3 PL revenue would be down almost 70%, so overall revenue will be down 18-
24%
• Major 3 PL relationship continues to transition and we expect it to be transitioned by the end of the fiscal year
 - Continue to sell Ventev products and other programs with them
Full FY13 financial results and FY14 guidance will be released on May 8, 2013

FY13 Guidance

NASDAQ: TESS
Expand Customer Base
• New customers in existing markets
• New customers in new markets
Increase Customer Purchases
• Category share
• Cross sell
• New products offered
• New systems supported
Enhance Margins & Return on Assets
• Sales & marketing productivity
• Pricing strategy
• Landed product cost
• Operational productivity
Achieving Accelerated Sustainable
Profitable Growth

Superior Leadership
& Team of Teams

Knowledge, Logistics, Inventory
Availability Management &
Customer Service Excellence

Extraordinary Opportunities
in the Converging World of
Wireless & Internet

Broad & Diverse Customer &
Manufacturer Partnerships

Margin & EBITDA Growth
& Strong Financial Position

Exit Low Margin 3PL Business

Aggressive Internet –
Data Based Viral Marketing

Expansion of Our Proprietary
Products Portfolio

TESSCO
making wireless work

NASDAQ: TESS
Knowledge, Logistics, Inventory
Availability Management &
Customer Service Excellence
Margin & EBITDA Growth
& Strong Financial Position
Expansion of Our Proprietary
Products Portfolio
Superior Leadership
& Team of Teams
Aggressive Internet -
Data Based Viral Marketing
Potential acquisitions of companies
with synergistic addition of new
products and/or customers
Extraordinary Opportunities
in the Converging World of
Wireless & Internet
Broad & Diverse Customer &
Manufacturer Partnerships
Exit Low Margin 3PL Business
The Foundation for Sustainable Profitable Growth

NASDAQ: TESS
Giving our customers experiences to remember,
and making their businesses better.
Higher, faster and stronger innovative thinking
and operational excellence.
Making everything we do extraordinary.
Robert Barnhill
Founder, Chairman & CEO
410.229.1353
Barnhill@tessco.com
Aric Spitulnik
VP, Principal Accounting Officer & Controller
410.229.1419
Spitulnik@tessco.com
Hunt Valley, Maryland
Timonium, Maryland
Reno, Nevada
San Antonio, Texas

Our passion is to build
an enduring company.